UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Virtus Asset Trust

Registration Nos. 811-07705 and 333-08045

(Name of Registrant as Specified in Its Charter/Declaration of Trust)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Dear Valued Shareholder:

The adjourned Meeting of Shareholders of the Virtus KAR Mid-Cap Core Fund, Virtus KAR Small-Cap Core Fund and the Virtus Silvant Large-Cap Growth Stock Fund (the “Funds”) is scheduled for December 9, 2022. YOU HAVE PREVIOUSLY VOTED YOUR SHARES.

▪	IF YOU DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your previous instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or through the internet.

▪	IF YOU WISH TO CHANGE YOUR VOTE, please call Broadridge Financial Solutions Inc., at 1-844-557-9029.

Shareholders of the Funds were previously asked to vote on several proposals as described in the Proxy Statement at a special meeting of shareholders of the Funds held jointly with shareholders of a number of other Virtus Funds. While several of the proposals described in the Proxy Statement received sufficient votes for approval, certain proposals did not receive sufficient votes, so the special meeting was adjourned to allow time for further solicitation of votes.

If you have any questions about the proposal or the voting instructions, please call your financial advisor or the Funds’ Proxy Tabulator, Broadridge Financial Solutions, Inc. toll free at 1-844-557-9029.

Thank you for your confidence, support, and your vote!

Dear Valued Shareholder:

We are asking for your help. The Virtus Silvant Large-Cap Growth Stock Fund (the “Fund”) shareholder meeting has been adjourned until December 9, 2022 as we work to reach the requisite 50% vote participation. As a shareholder of the Fund, you have the right to vote on important matters. We cannot stress enough how critical your vote is.

You are being asked to vote on two remaining proposals as described in the original Proxy Statement and in the enclosed supplement. Of great importance, one of these proposals is to change the status of the Fund from diversified to non-diversified. The Fund’s investment adviser and Silvant Capital Management LLC, the Fund’s investment sub-adviser, believe that changing the Fund’s classification to non-diversified will benefit the Fund by providing the investment team the flexibility to add to positions for which it has high conviction.

The Fund’s Board of Trustees recommends approval of the proposals and believes they are in the best interest of fund shareholders. In addition, Glass Lewis and ISS, two major vote agents, have reviewed and issued recommendations in favor of the proposals.

Your fellow shareholders who have voted thus far have voted overwhelmingly in favor of the proposals, in excess of 84%. Please vote today!

Voting is quick and easy. Regardless of how many shares you own, please VOTE. Funds, such as this one, that are primarily owned by retail investors, have a slower ascent to reaching the required participation threshold, making it crucial for shareholders with smaller portions to vote. Please vote as soon as possible to save the expense of additional communications to you.

Vote by Phone by calling 1-844-557-9029 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 9 a.m. to 10 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.
Vote by Internet by visiting the internet address on the enclosed card and following the instructions.
Vote by Mail by completing, signing, and dating the enclosed card and returning it in the enclosed prepaid return envelope.

If you have any questions about the proposal or the voting instructions, please call your financial advisor or the Fund’s Proxy Tabulator, Broadridge Financial Solutions, Inc. toll free at 1-844-557-9029.

Thank you for your confidence, support, and your vote!

Dear Valued Shareholder:

We thank you for trusting us with your investment. The proxy material you are receiving describes proposals related to the Virtus Silvant Large-Cap Growth Stock Fund (the “Fund”) that your board has reviewed and approved. In order to implement the changes, we need your vote. Please know your vote is critical.

Because shareholders representing 50% of the outstanding shares are needed to hold the meeting, we need you to vote your shares. We’ve scheduled a Meeting of Shareholders for December 9, 2022. As a shareholder of the Fund, you have the right to vote on important matters. We cannot stress enough how critical your vote is.

You are being asked to vote on proposals described in the enclosed Proxy Statement and supplement. Of great importance, one of these proposals is to change the status of the Fund from diversified to non-diversified. The Fund’s investment adviser and Silvant Capital Management LLC, the Fund’s investment sub-adviser, believe that changing the Fund’s classification to non-diversified will benefit the Fund by providing the investment team the flexibility to add to positions for which it has high conviction.

The Fund’s Board of Trustees recommends approval of the proposals and believes they are in the best interest of fund shareholders. In addition, Glass Lewis and ISS, two major vote agents, have reviewed and issued recommendations in favor of the proposals.

Your fellow shareholders who have voted thus far have voted overwhelmingly in favor of the proposals, in excess of 84%. Please vote today!

Voting is quick and easy. Regardless of how many shares you own, please VOTE as soon as possible to save the expense of additional communications to you.

Vote by Phone by calling 1-844-557-9029 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 9 a.m. to 10 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.
Vote by Internet by visiting the internet address on the enclosed card and following the instructions.
Vote by Mail by completing, signing, and dating the enclosed card and returning it in the enclosed prepaid return envelope.

If you have any questions about the proposal or the voting instructions, please call your financial advisor or the Fund’s Proxy Tabulator, Broadridge Financial Solutions, Inc. toll free at 1-844-557-9029.

Thank you for your confidence, support, and your vote!

VIRTUS ASSET TRUST

IMPORTANT NEWS FOR SHAREHOLDERS OF
Virtus Silvant Large-Cap Growth Stock Fund (the “Fund”)

We encourage you to read the full text of the enclosed Notice of Special Meeting of Shareholders (the “Notice”) and the Supplement, dated October 6, 2022 (the “Supplement”), to the Fund’s Proxy Statement, dated May 19, 2022 (the “Proxy Statement”), in combination with the Proxy Statement. For your convenience, we have provided answers to questions you may have below.

QUESTIONS AND ANSWERS

Q.	Why did you send me this mailing?

A.	We are sending you this mailing to advise you that:

●	the Special Meeting of Shareholders of the Fund (the “Meeting”) originally called for June 28, 2022 at 3:00 pm Eastern Time, and previously adjourned to August 9, 2022 and September 20, 2022, has been further adjourned to December 9, 2022 at 3:00 pm Eastern Time in order to solicit additional shareholder proxies; and

●	the Board of Trustees of Virtus Asset Trust, on behalf of the Fund (the “Board”), has set a new record date of September 14, 2022 for determining those shareholders of the Fund entitled to notice of and to vote at the Meeting (or at any postponement or adjournment thereof). The Board had originally fixed the close of business on May 16, 2022 as the record date for the Meeting.

You are receiving these supplemental proxy materials because you own, directly or through a broker-dealer, bank, or other financial intermediary, shares of the Fund as of the close of business on the new record date of September 14, 2022. As such a shareholder, you have the right to vote all of such shares on:

•	the proposal to change the Fund’s status from diversified to non-diversified (“Proposal 1”; and
•	the proposal to permit Virtus Fund Advisers, LLC (“VFA”), as the investment adviser to the Fund, to hire, terminate and replace subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner (“Proposal 2”).

Holders of record as of the close of business on September 14, 2022 who were not also holders of record as of the close of business on May 16, 2022 are receiving a copy of the Proxy Statement, the Notice, the Supplement, and a proxy card. Each shareholder who was a holder of record as of the close of business on September 14, 2022 and also May 16, 2022 is receiving copies of the Notice, the Supplement, and a proxy card.

In conjunction with the Proxy Statement, the Notice and the Supplement describe the matter to be considered at the Meeting and provide related information. We encourage you to carefully read the full text of the Notice and Supplement in conjunction with the Proxy Statement.

Q.	When and where is the Meeting scheduled to be held?

A.	The Meeting is scheduled to reconvene on December 9, 2022 at 3:00 pm Eastern Time. As described in the Notice and the Supplement, the Meeting has been scheduled as a virtual meeting at which no one will be allowed to attend in person. You can register to attend the Meeting at https://www.viewproxy.com/VirtusFunds/broadridgevsm/. Shareholders are not required to attend the Meeting to vote on the proposal.

Q.	How can I obtain the Proxy Statement?

A.	Shareholders of the Fund on September 14, 2022 (the new record date of the Meeting) who were not holders of record on May 16, 2022 (the original record date of the Meeting) are receiving the Proxy Statement along with these supplemental proxy materials. If you were a shareholder of the Fund on May 16, 2022, you previously received the Proxy Statement. You may access the Proxy Statement at https://www.proxyvote.com or you may contact Broadridge, toll free at 1-844-557-9029, to request a copy.

Q.	What is happening?

A.

Shareholders of the Fund were previously asked to vote on several proposals as described in the Proxy Statement, including Proposal 1 and Proposal 2, at a special meeting of shareholders of the Fund held jointly with shareholders of a number of other Virtus Funds. While several of the proposals described in the Proxy Statement received sufficient votes for approval, Proposals 1 and 2 did not receive sufficient votes, so the special meeting was adjourned to allow time for further solicitation of votes.

Proposal 1:

The Fund is currently classified as a diversified fund. Shareholders are being asked to approve a change in the Fund’s classification from diversified to non-diversified, as defined under the 1940 Act, so that the fundamental diversification policy no longer applies. VFA, the Fund’s investment adviser and Silvant Capital Management LLC (“Silvant”), the Fund’s investment sub-adviser, believe that changing the Fund’s classification to non-diversified will benefit the Fund’s investment team by giving it the flexibility to actively trade and hold concentration levels above the 25% of its assets in securities of 5% or greater and would allow the portfolio management team to add to positions for which it has high conviction.

At a meeting held on March 2, 2022, the Board, including the Independent Trustees, reviewed the proposed reclassification from diversified to non-diversified and determined that the proposal would benefit the Fund and its shareholders because of the increased flexibility for the investment team that would result from the approval of Proposal 1. Accordingly, the Board, including the Independent Trustees, concluded that it would be in the best interests of the Fund and its shareholders to approve Proposal 1.

Proposal 2:

VFA and the Trust have received an exemptive order (the “Order”), issued October 25, 2016, by the SEC that allows VFA and the Trust, subject to certain conditions and with the approval of the Board, to do the following without obtaining prior approval from shareholders of the Fund:

(a)	to engage or retain Unaffiliated Subadviser and/or Wholly-Owned Subadvisers;

(b)	to subsequently change such Subadvisers; or
(c)	to continue the employment of existing Subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements.

In addition, the Order permits the Fund to disclose its advisory fees as follows:

(a)	advisory fees paid by a Fund to VFA and the subadvisory fees paid by VFA to Wholly-Owned Subadvisers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually;
(b)	subadvisory fees paid by VFA to multiple Unaffiliated Subadvisers for a Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each Unaffiliated Subadviser individually; and
(c)	subadvisory fees paid by VFA to affiliated subadvisers that are not Wholly-Owned Subadvisers would continue to be disclosed for each affiliated subadviser individually.

The initial shareholder of the Fund approved the ability for VFA to rely on the Order.

The SEC has issued a no-action letter that would permit the Fund to apply the same relief in the Order with respect to any existing and future Partially-Owned Subadvisers, in addition to Unaffiliated Subadvisers and Wholly-owned Subadvisers, if approved by shareholders. Proposal 2 seeks shareholders’ approval to apply this expanded relief to the Fund.

If Proposal 2 is approved by shareholders, VFA and the Trust generally intend to rely on the expanded relief under the no-action letter and to comply with its conditions which are summarized below. If, however, after this proposal is approved by shareholders the expanded relief is rescinded, VFA and the Trust intend to rely on the Order and to comply with its conditions which are also summarized below.

VFA and the Trust would be permitted, subject to certain conditions and with the approval of the Board, to do the following without obtaining prior approval from shareholders of the Fund:

(a)	to also engage or retain Partially-Owned and Wholly-Owned Subadvisers, in addition to Unaffiliated Subadvisers (or only Wholly-Owned and Unaffiliated Subadvisers if the no-action letter is rescinded);
(b)	to subsequently change such Subadvisers; or
(c)	to continue the employment of existing Subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements.

In addition, the expanded exemptive relief would permit the Fund to disclose its advisory fees as follows (collectively, the “Aggregate Fee Disclosure”):

(a)	advisory fees paid by the Fund to VFA and the subadvisory fees paid by VFA to Wholly-Owned Subadvisers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually; and
(b)	subadvisory fees paid by VFA to multiple Partially-Owned and Unaffiliated Subadvisers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each Partially-Owned and Unaffiliated Subadviser individually (or to only Wholly-Owned and Unaffiliated Subadvisers if the no-action letter is rescinded).

The hiring of, replacement of, or changing of a subadvisory agreement with, such Subadvisers would no longer require approval by shareholders of the Fund. However, any subadvisory agreement or amendment to the Fund’s existing agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Fund must be submitted to the Fund’s shareholders for approval.

Before the Fund may rely on the expanded relief, the shareholders must approve this proposal. If the Fund’s shareholders approve this proposal, VFA will have the right to hire, terminate or replace Wholly-Owned, Partially-Owned and Unaffiliated Subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any such Subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VFA will continue to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

Even if shareholders approve this arrangement, approval by the Board, including a majority of the Independent Trustees, will still be required to engage a new Subadviser, terminate a Subadviser, or change any subadvisory agreement. For a Fund to rely upon the expanded relief, it must comply with the conditions of the no-action letter as summarized below.

Before the Fund may rely on the expanded relief, its use must be approved by a Majority Vote of the Fund’s shareholders, and the Fund must disclose in its prospectus that it relies on the expanded relief, and that the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee and recommend the hiring, termination and replacement of Subadvisers.

The Adviser will continue to have overall supervisory responsibility for the general management and investment of each Fund’s assets. Subject to the Board’s review and approval, the Adviser will set the Fund’s investment strategies; evaluate, select and recommend Subadvisers to the Fund; and implement procedures reasonably designed to ensure subadvisers comply with the Fund’s investment objective, policies and restrictions. The Adviser will also monitor and evaluate the performance of Subadvisers, and inform shareholders of the hiring of a new Subadviser within 90 days of such hiring. The Fund may not, however, enter into a new or amended subadvisory agreement with any Subadviser that results in an increase in the Fund’s advisory fee without first receiving shareholder approval.

At least a majority of the Board will be Independent Trustees at all times, and independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection and nomination of new or additional Independent Trustees, and the selection of independent legal counsel, will be within the discretion of the then-existing Independent Trustees.

When a Subadviser is hired or terminated, the Adviser must provide the Board with information about the profitability of the Adviser with respect to the Fund. In addition, when a Subadviser change is proposed for the Fund in reliance on the expanded relief, the Board will evaluate any material conflicts that may be present in the proposed subadvisory arrangement and make a separate finding that (i) the change is in the best interests of the Fund and its shareholders, and (ii) the change does not involve a conflict of interest from which the Adviser or Subadviser receives an inappropriate advantage.

Lastly, if the SEC adopts a rule under the 1940 Act that provides substantially similar relief that the expanded relief provides, the expanded relief will expire on the effective date of that rule.

For the Fund to rely upon the Order, it must comply with the conditions of the Order as summarized below.

Before the Fund may rely on the Order, its use must be approved by a Majority Vote of the Fund’s shareholders, and the Fund must disclose in its prospectus that it relies on the Order, and that the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee and recommend their hiring, termination and replacement of Subadvisers. The Fund’s initial shareholder previously approved the ability for VFA to rely on the Order.

The Adviser will continue to have overall supervisory responsibility for the general management and investment of their respective Fund’s assets. Subject to the Board’s review and approval, the Adviser will set the Fund’s investment strategies; evaluate, select and recommend subadvisors to the Fund; and implement procedures reasonably designed to ensure subadvisers comply with the Fund’s investment objective, policies and restrictions. The Adviser will also monitor and evaluate the performance of Subadvisers, and inform shareholders of the hiring of a new Subadviser within 90 days of such hiring. The Fund may not, however, enter into a new or amended subadvisory agreement with a Partially-Owned Subadviser or into a new or amended subadvisory agreement that results in an increase in the Fund’s advisory fee without first receiving shareholder approval.

At least a majority of the Board will be Independent Trustees at all times, and independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection and nomination of new or additional Independent Trustees, and the selection of independent legal counsel, will be within the discretion of the then-existing Independent Trustees.

No less frequently than quarterly, and when a Subadviser is hired or terminated, the Adviser must provide the Board with the relevant information about the profitability of the Adviser. In addition, when a Subadviser change is proposed for the Fund in reliance on the Order, the Board will make a separate finding that (i) the change is in the best interests of the Fund and its shareholders, and (ii) the change does not involve a conflict of interest from which the Adviser or Subadviser receives an inappropriate advantage.

Any ownership interest in a Subadviser by a Trustee or officer of the Fund, or partner, director, manager, or officer of the Adviser, must be limited to (i) ownership interests in the Adviser and certain entities that controls, is controlled by, or is under common control with the Advisor; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a subadviser that is a publicly-traded company or an entity that controls, is controlled by or is under common control with a subadviser.

Lastly, if the SEC adopts a rule under the 1940 Act that provides substantially similar relief that the Order provides, the Order will expire on the effective date of that rule.

Although shareholder approval would not be required for the Adviser to terminate subadvisory agreements under the expanded relief, shareholders of the Fund have the right to terminate subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund, and this right of shareholders will not be affected by any of the provisions in the expanded relief.

The Board has concluded that, by approving this proposal, shareholders will afford a Fund the opportunity to forego the costly expense of, and unnecessary delays associated with, proxy solicitations due to necessary Subadviser changes. Therefore, if shareholders approve this proposal, they could benefit from potential cost savings to the Fund, as well as allowing VFA to act more quickly to change Subadvisers after it has determined that such a change would be in the best interest of the Fund and its shareholders.

Q.	What is the Board’s recommendation?

A.	After careful consideration, the Board unanimously recommends that shareholders of the Fund vote “FOR” each Proposal.

Q.	What will happen if shareholders do not approve the Proposals?

A.

Proposal 1: If shareholders holding a majority of the outstanding shares of the Fund do not consent to approve Proposal 1, Silvant will continue to manage the Fund as a diversified fund that will not hold concentrated positions in any portfolio securities, but will not be able to invest the Fund’s portfolio in a manner that VFA and Silvant believe would be most beneficial to the Fund and its shareholders.

Proposal 2: If shareholders holding a majority of the outstanding shares of the Fund do not consent to approve Proposal 2, the Fund will continue to rely on the Order.

Q.	If I was a shareholder of the Fund as of the close of business on the original record date and already executed a proxy card, do I need to take further action?

A.	No. For a shareholder of record as of the close of business on the original record date of May 16, 2022 who is also a shareholder of record on the new record date of September 14, 2022, and who provided a proxy to the Fund based on the original record date, such proxy shall remain in full force and effect with respect to the number of shares held by such shareholder as of the close of business on the new record date set for the Meeting (September 14, 2022) unless explicitly revoked, or a later dated proxy is submitted, by the applicable shareholder. Previously submitted proxies are revocable. The previous submission of proxies also will not affect your right to vote in the event that you attend the Meeting. Please note, however, that attendance alone at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.

Please see your proxy card for specific instructions on how to vote your shares by telephone, through the Internet or by mail.

If you have not already done so, it is important that you vote your Fund shares promptly. This will help save the costs of further solicitation.

NOTICE OF ADJOURNED SESSION OF SPECIAL MEETING OF SHAREHOLDERS

AND NEW RECORD DATE

VIRTUS ASSET TRUST

Virtus Silvant Large Cap Growth Stock Fund

101 Munson Street

Greenfield, MA 01301

To be Held On December 9, 2022

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of the Virtus Silvant Large Cap Growth Stock Fund (the “Fund”), a series of Virtus Asset Trust (the “Trust”), originally called for June 28, 2022 at 3:00 pm Eastern Time and subsequently adjourned to August 9, 2022 and September 20, 2022, has been further adjourned to 3:00 pm Eastern Time on December 9, 2022. In light of public health concerns regarding the coronavirus outbreak, the Meeting with be held in a virtual meeting format only. To participate in the Meeting, shareholders must register in advance by visiting https://www.viewproxy.com/VirtusFunds/broadridgevsm/.

The Meeting is being reconvened to consider and vote on the following proposals:

1.	To approve a proposal to change the Fund’s status from diversified to non-diversified (“Proposal 1”);

2.	To approve a proposal to permit Virtus Fund Advisers, LLC (“VFA”), as the investment adviser to the Fund, to hire, terminate and replace subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner (“Proposal 2”).

The Fund may conduct any other business as may properly come before the Meeting or any adjournment(s) thereof.

The Proposals referenced above are discussed in the joint proxy statement dated May 19, 2022 related to the Meeting (the “Proxy Statement”) that was either previously mailed to you or is included with these supplemental proxy materials. Proposal 5 in the Proxy Statement describes in detail the proposal to change the Fund’s status from diversified to non-diversified. Proposal 2 in the Proxy Statement describes in more detail the proposal to permit VFA, as the investment adviser to the Fund, to hire, terminate and replace subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL.

The Board of Trustees of Virtus Asset Trust, on behalf of the Fund (the “Board”), has fixed the close of business on September 14, 2022 as the new record date (the “Record Date”) for determining those shareholders of the Fund who will receive notice of the Meeting and will be entitled to vote at the Meeting (or any postponement or adjournment thereof). Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Fund, or by voting at the Meeting.

Whether or not you plan to attend the Meeting, please vote your shares. As a convenience to our shareholders, you may vote in any one of four ways:

•	Through the Internet – log on at the Internet address provided on the proxy card

•	By telephone – call the toll-free number listed on the proxy card

•	By mail – using the enclosed Proxy Card(s) and postage paid envelope

•	At the Meeting

We encourage you to vote by telephone or through the Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read Proposal 5 and Proposal 2 in the Proxy Statement carefully before you vote.

If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals above.

By order of the Board of Trustees

Kevin J. Carr
Title: Secretary

October 6, 2022

Shareholders who do not expect to attend the special meeting are requested to vote through the Internet or by telephone, or to complete, sign, date and return the accompanying proxy in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of the proxy with respect to Internet or telephone voting are set forth on the proxy card. Instructions for signing proxy cards if mailing are set forth immediately following this notice. It is important that the proxy be voted promptly.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr.,
Executor

VIRTUS ASSET TRUST

Virtus Silvant Large Cap Growth Stock Fund

101 Munson Street

Greenfield, MA 01301

SUPPLEMENT TO THE PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS
to be held on December 9, 2022

Introduction

The following information (this “Supplement”) supplements, amends and, to the extent inconsistent, supersedes the corresponding information in the joint Proxy Statement for the Virtus Silvant Large Cap Growth Stock Fund, a series of the Virtus Asset Trust, dated May 19, 2022, that addresses the joint Special Meeting of Shareholders of the Fund (the “Meeting”) originally called for June 28, 2022. The Proxy Statement was previously filed with the Securities and Exchange Commission and furnished to the Fund’s shareholders of record as of May 16, 2022 in connection with the solicitation of proxies by the Board. Capitalized terms used in this Supplement, but not otherwise defined in this Supplement, shall have the meanings given to them in the Proxy Statement.

The Meeting has been adjourned to December 9, 2022 at 3:00 p.m. Eastern Time. As previously announced, due to the continuing public health impact of the COVID-19 pandemic and to support the health and safety of the Fund’s shareholders, the Meeting will be held in a virtual meeting format and will be accessible solely by means of remote communication.

This Supplement contains important additional information and should be read in conjunction with the Proxy Statement. Except as specifically amended or supplemented by the information contained in this Supplement, the information set forth in the Proxy Statement relevant to the Proposals remains accurate and should be considered in casting your vote by proxy or at the Meeting.

This Supplement is first being furnished to the Fund’s Record Date (as defined below) shareholders on or about October 12, 2022.

The Meeting is being reconvened to consider and vote on:

•	a proposal to change the Fund’s status from diversified to non-diversified (“Proposal 1”); and
•	a proposal to permit Virtus Fund Advisers, LLC (“VFA”), as the investment adviser to the Fund, to hire, terminate and replace subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner
•	(“Proposal 2”).

Shareholders of the Fund were previously asked to vote on several proposals described in the Proxy Statement at a special meeting of shareholders of the Fund held jointly with shareholders of a number of other Virtus Funds. While several of the proposals described in the Proxy Statement received sufficient votes for approval, Proposal 1 and Proposal 2 did not receive sufficient votes, so the special meeting was adjourned to allow time for further solicitation of votes.

All properly authorized proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” each Proposal.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE FOR EACH PROPOSAL. If you have already voted your shares by telephone, through the Internet or by mail, no further action is required unless you would like to change your vote.

The Proxy Statement explains the Proposals in more detail, and we encourage you to review it carefully. As a shareholder, your vote is important, and we hope that you will respond as soon as possible to ensure that your shares will be represented and voted at the Meeting.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions or vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear.

The Board has set the close of business on September 14, 2022 (the “Record Date”) as the record date for determining those shareholders entitled to vote at the Meeting (or any postponement or adjournment thereof), and only holders of record at the close of business on that day will be entitled to vote at the Meeting (or any postponement or adjournment thereof). The Board had originally fixed the close of business on May 16, 2022 as the record date. Each shareholder who is a holder of record as of the close of business on September 14, 2022 who was also a holder of record as of the close of business on May 16, 2022 is receiving a copy of the Notice, the Supplement, and a proxy card. The proxy card previously distributed to such shareholders may continue to be used to vote your shares in connection with the Meeting. For a shareholder who was a holder of record as of the close of business on the original record date of May 16, 2022 who is also a shareholder of record on the new record date of September 14, 2022, and who provided a proxy to the Fund based on the original record date, such proxy shall remain in full force and effect with respect to the number of shares held by such shareholder as of the close of business on September 14, 2022 unless explicitly revoked, or a later dated proxy is submitted, by the applicable shareholder. Previously submitted proxies are revocable. The previous submission of proxies also will not affect your right to vote in the event that you attend the Meeting. Please note, however, that attendance alone at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.

Holders of record as of the close of business on September 14, 2022 who were not also holders of record as of the close of business on May 16, 2022 are receiving copies of the Proxy Statement, the Notice, this Supplement, and a proxy card. Shareholders should carefully review the Proxy Statement, the Notice, and this Supplement as they contain important information relating to each Proposal. To save the expense of additional proxy solicitation, such shareholders are asked to mark their instructions on the enclosed proxy card, date and sign it, and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if they expect to attend the Meeting. Such shareholders also have been provided with the opportunity on the enclosed proxy card to vote their shares by telephone, through the Internet or by mail, and are encouraged to take advantage of these prompt and efficient vote authorization options. The accompanying proxy is solicited on behalf of the Board, is revocable, and will not affect your right to vote in the event that you attend the Meeting. Please note that attendance alone at the Meeting without voting will not be sufficient to revoke a previously authorized proxy.

ADDITIONAL INFORMATION

Ownership of Shares

As of the record date of September 14, 2022, the Fund had shares outstanding as follows:

Fund/Class	Shares
Virtus Silvant Large-Cap Growth Stock Fund I	1,089,773.398
Virtus Silvant Large-Cap Growth Stock Fund A	16,882,659.636
Virtus Silvant Large-Cap Growth Stock Fund R6	165,121.452

As of the record date of September 14, 2022, and to the best knowledge of the Trust, the following persons were known to own beneficially or of record more than 5% of any class of the shares of the Fund:

Shareholder	Fund/Class	Shares	Percentage of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND-CLASS-I	187,148.742	8.94%

EMPOWER TRUST FBO VARIOUS SUNTRUST OMNIBUS ACCOUNTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND-CLASS-R6	128,810.926	78.01%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND-CLASS-A	9,968,763.069	59.05%
	VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND-CLASS-I	284,666.662	26.12%

Shareholder	Fund/Class	Shares	Percentage of Class
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND-CLASS-I	92,392.163	8.48%

SEI PRIVATE TRUST COMPANY C/O TRUIST ID XXX ATTN: MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS, PA 19456	VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND-CLASS-I	95,299.903	8.74%
STATE STREET BANK & TRUST COMPANY TTEE AND OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND-CLASS-R6	24,044.113	14.56%
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND-CLASS-I	61,946.519	5.68%

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.

Any person owning more than 25% of the outstanding shares of the Fund may be deemed to control it.

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date VIRTUS MUTUAL FUNDS P.O. BOX 9874 PROVIDENCE, RI 02940-8074 2. To approve a proposal to permit the investment adviser to the Fund, to hire, terminate and replace affiliated (both wholly-owned and partially- owned) and unaffiliated subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner. 5. To approve a proposal to change the Fund’s status from diversified to non-diversified. The Board of Trustees recommends a vote FOR the following proposals: NOTE: Please sign exactly as your name(s) appear(s) on the card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return. D91705-Z83571 ! ! ! For Against Abstain ! ! ! To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/VirtusFunds/broadridgevsm/ To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement and Supplement are available at www.proxyvote.com. D91706-Z83571 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 9, 2022 THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of a Fund, a series of a Trust, revoking previous proxies, hereby appoint(s) George R. Aylward, Kevin J. Carr and Jennifer S. Fromm, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Funds to be held virtually on December 9, 2022 at 3:00 PM Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting. Any shareholders wishing to participate in the Special Meeting by means of remote communication can do so at https://www.viewproxy.com/VirtusFunds/broadridgevsm/ Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the proposals. PROXY PROXY Continued and to be signed on reverse side Virtus Asset Trust